                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  November 25, 2002

(i)      Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                           $0.00
                         ---------------
                        ( $        -    , per $1,000 original principal amount of the Notes)
                         ---------------
(ii)     Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                           $40,561,321.20
                         ---------------
                        ( $    0.0000649, per $1,000 original principal amount of the Notes)
                         ---------------
(iii)    Amount of principal being paid or distributed in respect of the Class M Notes:
                           $0.00
                         ---------------
                        ( $        -    , per $1,000 original principal amount of the Notes)
                         ---------------
(iv)     Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                           $0.00
                         ---------------
                        ( $        -    , per $1,000 original principal amount of the Notes)
                         ---------------
(v)      Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                           $3,397,852.55
                         ---------------
                        ( $   0.0000054  , per $1,000 original principal amount of the Notes)
                         ---------------
(vi)     (a)     Amount of interest being paid or distributed in respect of the Class M Notes:
                           $173,658.33
                         ---------------
                        ( $ 0.0000058   , per $1,000 original principal amount of the Notes)
                         ---------------
         (b)     Amount of interest being paid or distributed in respect of the Class M Strip:
                           $14,408.33
                         ---------------
                        ( $ 0.0000005   , per $1,000 original principal amount of the Notes)
                         ---------------
(vii)    Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
         (1)     Distributed to Class A-1 Noteholders:
                           $0.00
                         ---------------
                        ( $        -    , per $1,000 original principal amount of the Notes)
                         ---------------

         (2)     Distributed to Class A-2 Noteholders:
                           $0.00
                         ---------------
                        ( $        -    , per $1,000 original principal amount of the Notes)
                         ---------------
         (3)     (a)      Distributed to Class M Noteholders:
                           $0.00
                         ---------------
                        ( $        -    , per $1,000 original principal amount of the Notes)
                         ---------------
                 (b)      Distributed to Class M Strip:
                           $0.00
                         ---------------
                          $        -    , per $1,000 original principal amount of the Notes)
                         ---------------
         (4)     Balance on Class A-1 Notes:
                           $0.00
                         ---------------
                        ( $        -    , per $1,000 original principal amount of the Notes)
                         ---------------
         (5)     Balance on Class A-2 Notes:
                           $0.00
                         ---------------
                        ( $        -    , per $1,000 original principal amount of the Notes)
                         ---------------


                                Page 7 of 8 pages

                                                                          Page 2

         (6)     (a)      Balance on Class M Notes:
                           $0.00
                         ---------------
                        ( $ -           , per $1,000 original principal amount of the Notes)
                         ---------------
                 (b)      Balance on Class M Strip:
                           $0.00
                         ---------------
                        ( $             , per $1,000 original principal amount of the Notes)
                         ---------------
(viii)   Payments made under the Cap Agreement on such date:  November 22, 2002
                                                              ------------------
                        (  $0.00        with respect to the Class A-1 Notes,
                         ---------------
                        (  $0.00        with respect to the Class A-2 Notes,
                         ---------------
                        (  $0.00        with respect to the Class M Notes,
                         ---------------
(ix)     Pool Balance at end of related Collection Period:  $662,676,418.72
                                                          --------------------
(x)      After giving effect to distributions on this Distribution Date:
         (a)     (1)      Outstanding principal amount of Class A-1 Notes:    $0.00
                                                                          ------------------
                 (2)      Class A-1 Note Pool Factor:            -
                                                     ---------------------
         (b)     (1)      Outstanding principal amount of Class A-2 Notes:  $567,676,418.72
                                                                          ------------------
                 (2)      Class A-2 Note Pool Factor:    0.90828227
                                                     ---------------------
         (c)     (1)      Outstanding principal amount of Class M Notes:     $30,000,000.00
                                                                          ------------------
                 (2)      Class M Note Pool Factor:      1.00000000
                                                   -----------------------
         (d)     (1)      Outstanding principal amount of Certificates:      $65,000,000.00
                                                                          ------------------
                 (2)      Certificate Pool Factor:       1.00000000
                                                   -----------------------
(xi)     Note Interest Rate for the Notes:
         (a)     In general
                 (1)      Three-Month Libor was
                          1.7800000% for the current period
                          ----------
                 (2)      The Student Loan Rate was:  Not Applicable  (1)
                                                    ----------------------
         (b)     Note Interest Rate for the Class A-1 Notes:  2.0600000%  (Based on 3-Month LIBOR)
                                                              ------------
         (c)     Note Interest Rate for the Class A-2 Notes:  2.2100000%  (Based on 3-Month LIBOR)
                                                             -------------
         (d)     Note Interest Rate for the Class M Notes:    2.4800000%  (Based on 3-Month LIBOR)
                                                             -------------
(xii)    (a)     Amount of Master Servicing Fee for  related Collection Period:  $845,614.63
                                                                               -----------------
                           $ 0.000003020, per $1,000 original principal amount of the Class A-1 Notes.
                          --------------
                           $ 0.000001353, per $1,000 original principal amount of the Class A-2 Notes.
                          --------------
                           $ 0.000028187, per $1,000 original principal amount of the Class M Notes.
                          --------------
(xiii)           Amount of Administration Fee for related Collection Period:     $3,000.00
                                                                               -----------------
                           $ 0.000000011, per $1,000 original principal amount of the Class A-1 Notes.
                          --------------
                           $ 0.000000005, per $1,000 original principal amount of the Class A-2 Notes.
                          --------------
                           $ 0.000000100, per $1,000 original principal amount of the Class M Notes.
                          --------------
(xiv)    (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period: $102,671.75
                                                                                                 -------------
         (b)     Delinquent Contracts             # Disb.       %         $ Amount        %
                                                  -------      ---        --------       ---
                 30-60 Days Delinquent             1,357      1.48%    $ 14,424,608     2.87%
                 61-90 Days Delinquent               750      0.82%    $  8,238,160     1.64%
                 91-120 Days Delinquent              488      0.53%    $  4,972,725     0.99%
                 More than 120 Days Delinquent       795      0.87%    $  8,918,271     1.77%
                 Claims Filed Awaiting Payment       317      0.35%    $  3,012,715     0.60%
                                                  -------    ------    ------------     -----
                    TOTAL                          3,707      4.05%    $ 39,566,479     7.87%
(xv)     Amount in the Prefunding Account:    $0.00
                                          -----------
(xvi)    Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                 Subsequent Pool Student Loans:   0.00

      (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

                              Page 8 of 8 pages